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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT : SEPTEMBER 14, 1994
                        (DATE OF EARLIEST EVENT REPORTED)





                           FEDERAL EXPRESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    DELAWARE
                            (STATE OF INCORPORATION)

              1-7806                              71-0427007
     (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)



                 2005 CORPORATE AVENUE, MEMPHIS, TENNESSEE 38132
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (901) 369-3600


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ITEM 5.  OTHER EVENTS.


On September 14, 1994, Federal Express Corporation (the "Registrant") announced its financial results for the fiscal quarter ended August 31, 1994 by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

Registrant also recently prepared Appendix A to a Preliminary Official Statement with respect to the Indianapolis Airport Authority Special Facilities Revenue Bonds, Series 1994 (Federal Express Corporation Project). Appendix A, attached as Exhibit 20.2 to this report and incorporated herein by reference, contains summaries of the Registrant's operating results and financial position and certain operating statistics for the past five fiscal years and for the first fiscal quarter ended August 31, 1994.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

The document attached hereto as Exhibit 12.1 is being incorporated by reference into the Registrant's Registration Statements on Form S-3 Nos. 33-47176, 33-50013 and 33-51623.

          12.1      Computation of Ratio of Earnings to Fixed Charges.

          20.1      Registrant's press release, dated September 14, 1994.

          20.2 Appendix A to a Preliminary Official Statement prepared with respect to the Indianapolis Airport Authority Special Facilities Revenue Bonds, Series 1994 (Federal Express Corporation Project).


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FEDERAL EXPRESS CORPORATION



                                             By:  /s/ ALAN B. GRAF, JR
                                                  -------------------------
                                                  Alan B. Graf, Jr.
                                                  Senior Vice President and
                                                  Chief Financial Officer



Dated:  September 23, 1994


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                                  EXHIBIT INDEX




Exhibit        Description of Exhibit
- -------        ----------------------

   12.1        Computation of Ratio of Earnings to Fixed Charges.

   20.1        Registrant's press release, dated September 14, 1994.

   20.2 Appendix A to a Preliminary Official Statement prepared with respect to the Indianapolis Airport Authority Special Facilities Revenue Bonds, Series 1994 (Federal Express Corporation Project).